SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Diversified Market Neutral Fund

The following information is added to the existing disclosure contained under the ”PRINCIPAL INVESTMENT STRATEGY” sections within the summary section and the “FUND DETAILS” section of the fund’s prospectus:

Securities Lending. The fund may lend securities (up to one-third of total assets) to approved institutions.

The following disclosure is added under the ”MAIN RISKS” sections within the summary section and the “FUND DETAILS” section of the fund’s prospectus:

Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Please Retain This Supplement for Future Reference

July 23, 2013
PROSTKR-289